3435 STELZER ROAD, COLUMBUS, OH 43219 1-800-551-1980

September 30, 2014

Dear Investor:

The Sound Shore Fund Investor Class (ticker SSHFX) ended September 30, 2014 with a net asset value of $52.23 per share. The third quarter total return was down 0.19% versus the Standard & Poor’s 500 Index (“S&P 500”) and Dow Jones Industrial Average (“Dow Jones”), which returned 1.13% and 1.87%, respectively. Year to date, the Fund’s Investor Class shares have gained 8.55% versus 8.34% for the S&P 500 and 4.60% for the Dow Jones.

We are required by the SEC to say that: Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. The Fund’s Investor Class 1, 5, 10, and 15-year average annual total returns for the period ended September 30, 2014 were 20.39%, 14.81%, 8.22%, and 8.29%, respectively. As stated in the current prospectus, the Fund’s Investor Class total annual operating expense ratio (gross) is 0.93%. For the most recent month-end performance, please visit the Fund’s website at www.soundshorefund.com.

Though the S&P 500 gained 1.13% for the quarter, and reached an all-time high in September, investors seemed more concerned than elated due to mixed economic trends and geopolitical uncertainties. In fact, broader market indices including the S&P 500 Equal Weight Index and the MSCI World Index posted quarterly declines of -1 to -2%, respectively, reflecting these concerns.

During the quarter, we exited our position in DirecTV as the stock achieved our target valuation due to its pending merger with AT&T. We started our most recent position in DirecTV in early 2013 when the stock was valued at 10 times forward earnings, 6 times cash flow, and boasted a 7% free cash yield*. Our research then also identified three company-specific value drivers: Steady cash flows from its North American franchise, a rapidly growing Latin American subscriber base, and management’s commitment to returning cash to shareholders. Though DirecTV got off to a slow performance start, and was even noted as a laggard in last year’s third quarter letter, we maintained our position and were rewarded with a total return of almost 50%, significantly better than the market.

Meanwhile, global glass packaging leader Owens-Illinois was the biggest September quarter detractor. The stock declined after management indicated that second half 2014 sales volumes in Europe would be lower than expected. At less than nine times earnings and with an 8% free cash yield*, we believe the risk-reward profile for Owens remains attractive.

After a strong performance period for stocks, we believe it is reasonable to expect more normal returns from here. While we keep a watchful eye on the macro, job number one at Sound Shore remains finding attractively priced, out of favor stocks where value is building ahead of low “Wall Street” expectations. We have typically held positions for three years which, in an increasingly short-term marketplace, provides us with a time arbitrage “edge,” allowing us to be patient and opportunistic during periods of short term volatility.

Investment process consistency and focus have been Sound Shore hallmarks since our 1978 founding, and this critically includes the stability of our veteran team. With that in mind, we are proud to recognize and thank Ellen Smoller, Sound Shore’s head trader, as she celebrates her 30th year with Sound Shore during the fourth quarter of 2014.

Thank you for your investment alongside ours in Sound Shore.

Sincerely,

SOUND SHORE FUND

Harry Burn, III

John P. DeGulis

T. Gibbs Kane, Jr.

Co-Portfolio Managers

Important Information

Fund returns assume the reinvestment of all dividend and capital gain distributions. The Standard & Poor’s 500 Index is an unmanaged index representing the average performance of 500 widely held, publicly traded, large capitalization stocks. The Dow Jones Industrial Average consists of 30 stocks that are considered to be major factors in their industries and that are widely held by individuals and institutional investors. MSCI World Index consists of large and mid cap representation across 23 Developed Markets countries. The S&P 500 Equal Weight Index is the equal-weight version of the widely-used S&P 500 Index, with the same constituents but with each company allocated a fixed weight. It is not possible to invest directly in an Index or Average.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.

*Yield discussed within the material is not that of the Fund.

This letter may contain discussions about certain investments both held and not held in the portfolio. As required by the Financial Industry Regulatory Authority (FINRA), we must remind you that current and future portfolio holdings are subject to risk. Percent of net assets as of 9/30/14: AT&T: 0.00%; DirecTV: 0.00%; and Owens-Illinois, Inc.: 2.02%.

An investment in the Fund is subject to risk, including the possible loss of principal amount invested. Mid Cap Risk: Securities of medium sized companies may be more volatile and more difficult to liquidate during market downturns than securities of large, more widely traded companies. Foreign Securities Risk: The Fund may invest in foreign securities primarily in the form of American Depositary Receipts. Investing in the securities of foreign issuers also involves certain special risks, which are not typically associated with investing in U.S. dollar-denominated securities or quoted securities of U.S. issuers including increased risks of adverse issuer, political, regulatory, market or economic developments. Investments in foreign securities also may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations.

The views in this letter were those of the Fund managers as of 9/30/14 and may not necessarily reflect their views on the date this letter is first published or anytime thereafter. These views (i) are intended to assist shareholders in understanding the Fund’s present investment methodology and (ii) do not constitute investment advice. This letter must be preceded or accompanied by a current Fund prospectus. Distributed by Foreside Fund Services, LLC.

SOUND SHORE FUND, INC.

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2014 (Unaudited)

	Share Amount	Market Value
Common Stocks (96.8%)
Consumer Discretionary (7.1%)
Comcast Corp., Class A	1,164,200	$62,610,676
Lowe’s Cos., Inc.	1,178,300	62,355,636
Time Warner, Inc.	683,000	51,368,430

		176,334,742

Consumer Staples (5.2%)
CVS Caremark Corp.	752,700	59,907,393
Procter & Gamble Co.	850,800	71,245,992

		131,153,385

Diversified Financials (16.1%)
Bank of America Corp.	4,767,100	81,279,055
Capital One Financial Corp.	709,400	57,901,228
CIT Group, Inc.	1,463,100	67,244,076
Citigroup, Inc.	1,566,900	81,196,758
Citizens Financial Group, Inc. †	2,129,100	49,863,522
Invesco, Ltd.	1,618,300	63,890,484

		401,375,123

Energy (9.1%)
Baker Hughes, Inc.	850,500	55,333,530
BP PLC ADR	1,513,300	66,509,535
Hess Corp.	618,300	58,318,056
Weatherford International PLC †	2,234,500	46,477,600

		226,638,721

Health Care (2.5%)
WellPoint, Inc.	524,200	62,704,804

Industrials (2.9%)
General Electric Co.	2,823,500	72,338,070

See Notes to Schedule of Investments.

SOUND SHORE FUND, INC.

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2014 (Unaudited)

	Share Amount	Market Value
Insurance (7.6%)
American International Group, Inc.	1,238,800	$66,919,976
Aon PLC	803,400	70,434,078
Marsh & McLennan Cos., Inc.	980,400	51,314,136

		188,668,190

Materials (13.1%)
Alcoa, Inc.	3,311,100	53,275,599
E.I. du Pont de Nemours & Co.	695,800	49,930,608
International Paper Co.	1,327,400	63,370,076
Newmont Mining Corp.	2,108,700	48,605,535
Owens-Illinois, Inc. †	1,933,900	50,378,095
Reliance Steel & Aluminum Co.	921,700	63,044,280

		328,604,193

Pharmaceuticals, Biotechnology & Life Sciences (13.6%)
Agilent Technologies, Inc.	1,203,500	68,575,430
Hospira, Inc. †	1,079,400	56,161,182
Novartis AG ADR	711,100	66,935,843
Sanofi SA ADR	1,277,300	72,078,039
Thermo Fisher Scientific, Inc.	629,900	76,658,830

		340,409,324

Technology (14.4%)
Applied Materials, Inc.	2,506,300	54,161,143
Flextronics International, Ltd. †	4,969,000	51,280,080
Google, Inc., Class A †	55,100	32,421,391
Google, Inc., Class C †	55,900	32,274,424
Microsoft Corp.	1,348,400	62,511,824
Qualcomm, Inc.	1,002,200	74,934,494
Texas Instruments, Inc.	1,083,200	51,657,808

		359,241,164

See Notes to Schedule of Investments.

SOUND SHORE FUND, INC.

SCHEDULE OF INVESTMENTS (Concluded)

SEPTEMBER 30, 2014 (Unaudited)

	Share Amount	Market Value
Telecommunication Services (2.5%)
Vodafone Group PLC — ADR	1,903,400	$62,602,826

Utilities (2.7%)
AES Corp.	4,825,200	68,421,336

Total Common Stocks (cost $1,745,777,414)		$2,418,491,878

Short-Term Investments (3.1%)
Money Market Fund (3.1%)
Western Asset Institutional U.S. Treasury Fund, 0.02% (a)	77,473,935	$77,473,935

Total Money Markets (cost $77,473,935)		$77,473,935

Total Investments (99.9%) (cost $1,823,251,349) *		$2,495,965,813
Other Assets less Liabilities (0.1%)		1,944,179

Net Assets (100.0%)		$2,497,909,992

†	Non-income producing security

(a) Rate disclosed is as of September 30, 2014.

ADR — American Depositary Receipt

PLC — Public Limited Company

*	Cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$710,098,992
Gross Unrealized Depreciation	(37,384,528)

Net Unrealized Appreciation	$672,714,464

See Notes to Schedule of Investments.

SOUND SHORE FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2014 (Unaudited)

1.    Organization

Sound Shore Fund, Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on February 19, 1985 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the “Act”). The investment objective of the Fund is growth of capital.

The total number of shares of common stock which the Fund is authorized to issue is 200,000,000, par value $0.001 per share of which 100,000,000 shares are designated to the Investor Class and 100,000,000 shares are designated to the Institutional Class. The Board may, without shareholder approval, classify or reclassify any unissued shares into other classes or series of shares.

Each share of the Fund has equal divided, distribution, liquidation and voting rights (except as to matters relating exclusively to one class of shares), and fractional shares have those rights proportionately.

2.    Significant Accounting Policies

This Schedule of Investments is prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

The following represent significant accounting policies of the Fund:

a.  Security Valuation

Exchange-traded securities, including those traded on the National Association of Securities Dealers’ Automated Quotation system (“NASDAQ”), are valued at the last quoted sale price as provided by independent pricing services as of the close of trading on the system or exchange on which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked prices. Non-exchange-traded securities for which over-the-counter market quotations are readily available are generally valued at the mean between the current bid and asked prices provided by independent pricing services. Investments in other open-end regulated investment companies are valued at net asset value (“NAV”).

The Fund values securities at fair value pursuant to procedures adopted by the Board of Directors if market quotations are not readily available (including a short and temporary lapse in the provision of a price by the regular pricing source) or, if in the judgment of the Adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the Adviser to make such a judgment include, but are not limited to, the following: (i) only a bid price or an asked price is available, (ii) the spread between the bid price and the asked price is substantial, (iii) the frequency of sales, (iv) the thinness of the market, (v) the size of reported trades, and (vi) actions of the securities markets, such as the suspension or limitation of trading. Fair valuation is based on subjective factors and, as a result, the fair value price of an asset may differ from the asset’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a NAV different from one determined by using market quotations.

SOUND SHORE FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Concluded)

SEPTEMBER 30, 2014 (Unaudited)

Valuation inputs used to determine the value of the Fund’s investments are summarized in the three broad levels listed below:

Level 1 - quoted prices in active markets for identical assets

Level 2 - other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Pursuant to the valuation procedures noted previously, equity securities (including exchange-traded securities and other open-end regulated investment companies) are generally categorized as Level 1 securities in the fair value hierarchy. Investments for which there are no quotations, or for which quotations do not appear reliable, are valued at fair value as determined in good faith by the Pricing Committee under the direction of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy.

The following table summarizes the Fund’s investments categorized in the fair value hierarchy as of September 30, 2014:

Security Type	Level 1	Level 2	Level 3	Total Investments in Securities
Common Stocks	$2,418,491,878	$—	$—	$2,418,491,878
Short-Term Investments	77,473,935	—	—	77,473,935

Total Investments	$2,495,965,813	$—	$—	$2,495,965,813

At September 30, 2014, all equity securities and open-end mutual funds were included in Level 1 in the table above. Please refer to the Schedule of Investments to view equity securities categorized by industry type.

The Fund’s policy is to disclose transfers between Levels based on valuations at the end of the reporting period. There were no transfers between Levels as of September 30, 2014, based on the valuation input Levels on December 31, 2013.

b.  Security Transactions

Security transactions are recorded on a trade date basis.

3.    Subsequent Events

Subsequent events occurring after the date of this report have been evaluated for potential impact to this report through the date the report was issued.

Investment Adviser

Sound Shore Management, Inc.

Greenwich, Connecticut

Administrator

Citi Fund Services Ohio, Inc.

Columbus, Ohio

Distributor

Foreside Fund Services, LLC

Portland, Maine

www.foreside.com

Transfer and

Distribution Paying Agent

Citi Fund Services Ohio, Inc.

Columbus, Ohio

Custodian

Citibank, N.A.

New York, New York

Fund Counsel

Dechert LLP

New York, New York

Independent Registered

Public Accounting Firm

Deloitte & Touche LLP

New York, New York

107-QR-0914

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s objectives and policies, experience of its management, and other information.

SOUND SHORE FUND, INC.

3435 Stelzer Road

Columbus, OH 43219

http://www.soundshorefund.com

(800) 551-1980

Quarterly Letter to Shareholders

(Unaudited)

SEPTEMBER 30, 2014